UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  July 29, 2004
                                                 ------------------------------

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Alternative Loan Trust 2004-7 Mortgage Pass-Through Certificates, Series 2004-7)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                333-106982-33              06-1204982
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York               10019
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      (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code  (212) 713-2000
                                                    --------------------------




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          (Former name or former address, if changed since last report)

ITEM 5.       Other Events
              ------------

            On July 29, 2004 (the "Closing Date"), Mortgage Asset Securitization Transactions, Inc. (the "Company") issued the Company's MASTR Alternative Loan 2004-7 Mortgage Pass-Through Certificates, Series 2004-7, Class 1-A-1, Class 2-A-1, Class 3-A-1, Class 4-A-1, Class 5-A-1, Class 6-A-1, Class 6-A-2, Class 7-A-1, Class 8-A-1, Class 9-A-1, Class 10-A-1, Class 15-PO, Class 30-PO, Class 15-PO, Class 30-PO, Class AX-1, Class AX-2, Class AX-3, Class A-LR, Class A-R, Class B-1, Class B-2 and Class B-3 certificates (the "Offered Certificates"). The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2004, among the Company, as depositor, Wells Fargo Bank, N.A., as master servicer, trust administrator and a custodian, U.S. Bank National Association, as trustee and as a custodian, and UBS Real Estate Securities Inc., as transferor. The Offered Certificates, together with the Company's MASTR Alternative Loan 2004-7 Mortgage Pass-Through Certificates, Series 2004-7, Class B-4, Class B-5 and Class B-6 certificates represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund, the property of which is, as of the Closing Date, primarily comprised of a pool of closed-end, fixed-rate loans which are secured by first lien mortgages or deeds of trust on residential one- to four-family properties.

ITEM 7.       Financial Statements and Exhibits

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

      4 Pooling and Servicing Agreement, dated as of July 1, 2004, among Mortgage Asset Securitization Transactions,
                                          Inc., UBS Real Estate Securities Inc.,
                                          Wells Fargo Bank, N.A. and  U.S. Bank
                                          National Association.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.

Date: August 12, 2004

                                   By:    /s/ Steve Warjanka
                                      ----------------------------------------
                                       Name:  Steve Warjanka
                                       Title: Director

                                   By:    /s/ Glenn McIntyre
                                      ----------------------------------------
                                       Name:  Glenn McIntyre
                                       Title: Associate Director

                                INDEX TO EXHIBITS
                                -----------------


                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

4                       Pooling and Servicing Agreement,              E
                        dated as of July 1, 2004, among
                        Mortgage  Asset  Securitization
                        Transactions,  Inc.,  UBS  Real
                        Estate  Securities  Inc., Wells
                        Fargo  Bank, N.A. and U.S. Bank
                        National Association.